                                As filed with the Securities and Exchange Commission on August 26, 2004

                                                                                                         Registration No. 333-88376

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                            POST-EFFECTIVE
                                                            AMENDMENT NO. 2
                                                                  to
                                                               FORM S-3
                                                        REGISTRATION STATEMENT
                                                                 UNDER
                                                      THE SECURITIES ACT OF 1933
                                                          ACXIOM CORPORATION
                                        (Exact name of Registrant as Specified in Its Charter)

              Delaware                                                                      71-0581897
   (State or Other Jurisdiction of                                                       (I.R.S. Employer
   Incorporation or Organization)                                                       Identification No.)

                                                  ----------------------------------

                                                   P.O. Box 8180, 1 Information Way,
                                                      Little Rock, Arkansas 72203
                                                            (501) 342-1000

         (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)
                                                           Charles D. Morgan
                                                  Chairman of the Board and President
                                                           (Company Leader)
                                                          Acxiom Corporation
                                                   P. O. Box 8180, 1 Information Way
                                                   Little Rock, Arkansas 72203-8180
                                                            (501) 342-1000

                 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

                                                              Copies to:

                                                            Goodloe Partee
                                                            Kutak Rock LLP
                                                        425 West Capitol Avenue
                                                              Suite 1100
                                                      Little Rock, Arkansas 72201
                                                            (501) 975-3000

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please
check the following box.      [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the
following box.     [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.      [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list
the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ?

         This Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (No. 333-88376) shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

                                                     DEREGISTRATION OF SECURITIES

         This Amendment No. 2 to the Registration Statement on Form S-3 (No. 333-88376), filed by Acxiom Corporation (the
"Registrant") on May 15, 2002, as amended, is being filed to deregister unsold 3.75% Convertible Subordinated Notes due 2009 of the
Registrant, referred to herein as the notes, and the shares of common stock issuable upon conversion of the notes by the Selling
Shareholders. The registrant's obligation to keep the Registration Statement effective has expired. Therefore, this Amendment No. 2 to the Registration Statement is being filed to deregister, as of the effectiveness of this post-effective amendment, all of the notes and shares of common stock issuable upon conversion of the notes, the sale of which was registered under the Registration
Statement, that were not sold under the Registration Statement.

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                                                               SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, Acxiom certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas, on August 26,
2004.

                                                     ACXIOM CORPORATION

                                                     By: /s/  Catherine L. Hughes
                                                        --------------------------------
                                                     Name:    Catherine L. Hughes
                                                     Title:   Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the  Registration Statement has been signed below by the following persons in the capacities indicated, on May 15, 2002 (and, in the case of Mary L. Good, on August 23,
2004):

                            Signature                                                    Title

/s/ William T. Dillard II*                                                              Director
-----------------------------------------------------
(William T. Dillard II)

/s/ Harry C. Gambill*                                                                   Director
-----------------------------------------------------
(Harry C. Gambill)

/s/ Mary L. Good*                                                                       Director
-----------------------------------------------------
(Mary L. Good)

/s/ Ann Die Hasselmo*                                                                   Director
-----------------------------------------------------
(Ann Die Hasselmo)

/s/ William J. Henderson *                                                              Director
-----------------------------------------------------
(William J. Henderson )

/s/ Rodger S. Kline                                                      Director and Company Operations Leader
-----------------------------------------------------
(Rodger S. Kline)

/s/ Thomas F. (Mack) McLarty, III*                                                      Director
-----------------------------------------------------
(Thomas F. (Mack) McLarty, III)

/s/ Charles D. Morgan*                                                  Chairman of the Board and Company Leader
-----------------------------------------------------                           (principal executive officer)
(Charles D. Morgan)

/s/ Stephen M. Patterson*                                                               Director
-----------------------------------------------------
(Stephen M. Patterson)

/s/ Jefferson D. Stalnaker                                           Company Financial Operations Leader (principal
-----------------------------------------------------                      financial and accounting officer)
(Jefferson D. Stalnaker)

/s/ James T. Womble*                                                                    Director
-----------------------------------------------------
(James T. Womble)

*By:  /s/  Rodger S. Kline
    -------------------------
(Rodger S. Kline, Attorney-in-Fact)

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